UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2006
CINGULAR WIRELESS LLC
(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5565 Glenridge Connector, Atlanta, Georgia 30342
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (404)236-7895
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1 METHODOLOGY FOR DETERMINING GRANTS UNDER THE CINGULAR WIRELESS LONG TERM COMPENSATION PLAN AND CERTAIN PERFORMANCE TARGETS AND MATRICES FOR THE 2006 - 2008 PERFORMANCE PERIOD.
EX-99.2 2006 SHORT-TERM INCENTIVE AWARD PLAN MATRIX AND RELATED PERFORMANCE TARGETS FOR THE 2006 PERFORMANCE PERIOD UNDER THE CINGULAR WIRELESS EXECUTIVE SHORT-TERM INCENTIVE AWARD PLAN.

Item 1.01. Entry into a Material Definitive Agreement
On February 15, 2006, the Board of Directors of our manager, Cingular Wireless Corporation:
▪	approved the methodology for determining grants under the Cingular Wireless Long Term Compensation Plan and certain performance targets and matrices for the 2006 — 2008 performance period; and

▪	approved the 2006 Short-Term Incentive Award Plan Matrix and related performance targets for the 2006 Performance Period under the Cingular Wireless Executive Short-Term Incentive Award Plan.
Item 9.01 Financial Statements and Exhibits
(b) Exhibit

Exhibit
Number	Description

99.1	Methodology for determining grants under the Cingular Wireless Long Term Compensation Plan and certain performance targets and matrices for the 2006 — 2008 performance period.

99.2	2006 Short-Term Incentive Award Plan Matrix and related performance targets for the 2006 Performance Period under the Cingular Wireless Executive Short-Term Incentive Award Plan.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC
Date: February 21, 2006	By:	/s/ Peter A. Ritcher
Peter A. Ritcher
Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Number	Title

99.1	Methodology for determining grants under the Cingular Wireless Long Term Compensation Plan and certain performance targets and matrices for the 2006 — 2008 performance period.

99.2	2006 Short-Term Incentive Award Plan Matrix and related performance targets for the 2006 Performance Period under the Cingular Wireless Executive Short-Term Incentive Award Plan.

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